                                                                EXHIBIT 99.16


                                TRUST INDENTURE



                                    Made by



                               KMART CORPORATION



                                       to



                                  XXXXXXXXXX
                                      and
                                 XXXXXXXXXX,
                                  as Trustees


                            Dated as of May 28, 1993

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Preliminary Statement of Owner  . . . . . . . . . . . . . . . . .             1


                                  ARTICLE ONE
            Definitions and other Provisions of General Application



SECTION 101   Specific Terms Defined  . . . . . . . . . . . . . . . .         2
                 "Acceleration" . . . . . . . . . . . . . . . . . . .         2
                 "Act"  . . . . . . . . . . . . . . . . . . . . . . .         2
                 "Affiliate"  . . . . . . . . . . . . . . . . . . . .         3
                 "Business Day" . . . . . . . . . . . . . . . . . . .         3
                 "Condominium Apartments" . . . . . . . . . . . . . .         3
                 "Corporate Trust Office" . . . . . . . . . . . . . .         3
                 "Deed of Trust"  . . . . . . . . . . . . . . . . . .         3
                 "Event of Default" . . . . . . . . . . . . . . . . .         3
                 "Grant"  . . . . . . . . . . . . . . . . . . . . . .         3
                 "Hazardous Material" . . . . . . . . . . . . . . . .         3
                 "Improvements" . . . . . . . . . . . . . . . . . . .         3
                 "Indenture"  . . . . . . . . . . . . . . . . . . . .         3
                 "Individual Trustee" . . . . . . . . . . . . . . . .         3
                 "Installment Payment Date" . . . . . . . . . . . . .         4
                 "Installment Payments" . . . . . . . . . . . . . . .         4
                 "Land Parcel"  . . . . . . . . . . . . . . . . . . .         4
                 "Lien of the Deed of Trust and the Mortgage" . . . .         4
                 "Loan Documents" . . . . . . . . . . . . . . . . . .         4
                 "Majority of the Holders"  . . . . . . . . . . . . .         4
                 "Make-Whole Payment" . . . . . . . . . . . . . . . .         4
                 "Maturity" . . . . . . . . . . . . . . . . . . . . .         5
                 "Mortgage" . . . . . . . . . . . . . . . . . . . . .         5
                 "New Note" . . . . . . . . . . . . . . . . . . . . .         5
                 "Note Agreements"  . . . . . . . . . . . . . . . . .         5
                 "Notes"  . . . . . . . . . . . . . . . . . . . . . .         5
                 "Opinion of Counsel" . . . . . . . . . . . . . . . .         5
                 "Outstanding"  . . . . . . . . . . . . . . . . . . .         6
                 "Outstanding Principal Amount" . . . . . . . . . . .         6
                 "Overdue Rate" . . . . . . . . . . . . . . . . . . .         6
                 "Owner". . . . . . . . . . . . . . . . . . . . . . .         6
                 "Owner's Certificate"  . . . . . . . . . . . . . . .         6
                 "Permitted Exceptions" . . . . . . . . . . . . . . .         7
                 "Permitted Investments"  . . . . . . . . . . . . . .         7
                 "Person" . . . . . . . . . . . . . . . . . . . . . .         8
                 "Predecessor Note"   . . . . . . . . . . . . . . . .         8
                 "Preponderance of the Holders" . . . . . . . . . . .         8
                 "Property" . . . . . . . . . . . . . . . . . . . . .         8
                 "Register" . . . . . . . . . . . . . . . . . . . . .         8
                 "Registered Holder of Notes" or
                    "Registered Holder" . . . . . . . . . . . . . . .         8
                 "Responsible Officer"  . . . . . . . . . . . . . . .         8



                                     -i-

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                                                                            Page
                                                                            ----

                 "Restricted Notes" . . . . . . . . . . . . . . . . .         9
                 "Series" . . . . . . . . . . . . . . . . . . . . . .         9
                 "Series A Notes" and "Series B Notes"  . . . . . . .         9
                 "Stated Maturity"  . . . . . . . . . . . . . . . . .         9
                 "Subseries"  . . . . . . . . . . . . . . . . . . . .         9
                 "Substitute Property"  . . . . . . . . . . . . . . .         9
                 "Title Company"  . . . . . . . . . . . . . . . . . .         9
                 "Trust Estate" . . . . . . . . . . . . . . . . . . .         9
                 "Trustee"  . . . . . . . . . . . . . . . . . . . . .         9
                 "Weighted Average Life to Stated Maturity" . . . . .         9
                 "Withdrawn Property" . . . . . . . . . . . . . . . .        10

                 Terms Generally  . . . . . . . . . . . . . . . . . .        10

SECTION 102               Compliance Certificates and Opinions. . . .        10
SECTION 103               Form of Documents Delivered to the
                            Trustee . . . . . . . . . . . . . . . . .        11
SECTION 104               Acts of Registered Holders  . . . . . . . .        11
SECTION 105               Notices and Other Communications
                            to the Trustee and Owner. . . . . . . . .        12
SECTION 106               Notice to Registered Holders; Waiver. . . .        13
SECTION 107               Effect of Headings and Table of
                            Contents. . . . . . . . . . . . . . . . .        14
SECTION 108               Successors and Assigns  . . . . . . . . . .        14
SECTION 109               Separability Clause   . . . . . . . . . . .        14
SECTION 110               Benefits of Indenture . . . . . . . . . . .        14
SECTION 111               Applicable Law. . . . . . . . . . . . . . .        15
SECTION 112               Legal Holidays. . . . . . . . . . . . . . .        15
SECTION 113               Modifications; Waiver . . . . . . . . . . .        15
SECTION 114               Maximum Interest Payable. . . . . . . . . .        15
SECTION 115               Satisfaction. . . . . . . . . . . . . . . .        15
SECTION 116               Counterparts. . . . . . . . . . . . . . . .        16
SECTION 117               Estoppel Certificates . . . . . . . . . . .        16
SECTION 118               Schedules . . . . . . . . . . . . . . . . .        16



                                  ARTICLE TWO
                                   The Notes


SECTION 201               Issuance of the Notes . . . . . . . . . . .        16
SECTION 202               Execution of Notes. . . . . . . . . . . . .        18
SECTION 203               Home Office Payment . . . . . . . . . . . .        18
SECTION 204               Register. . . . . . . . . . . . . . . . . .        19
SECTION 205               Registered Holders. . . . . . . . . . . . .        19
SECTION 206               Certificate of Authentication . . . . . . .        19
SECTION 207               Legend on Restricted Notes. . . . . . . . .        19
SECTION 208               Transfer and Exchange of Notes. . . . . . .        20
SECTION 209               New Notes; Notation of Amounts Paid . . . .        22
SECTION 210               Form of Certification . . . . . . . . . . .        23
SECTION 211               The Trustee as Agent  . . . . . . . . . . .        24
SECTION 212               Investments . . . . . . . . . . . . . . . .        24




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                                                                        Page
                                                                        ----

                                 ARTICLE THREE
                              Particular Covenants


SECTION   301     Payment of the Notes and Performance
                    of Other Obligations  .............................  25
SECTION   302     Installment Payments ................................  25
SECTION   303     Negative Covenants ..................................  25
SECTION   304     Consolidation, Merger, Sale or
                    Conveyance ........................................  26
SECTION   305     Transfers by Owner ..................................  27
SECTION   306     Financial Reports ...................................  27
SECTION   307     Delivery of Certain Information .....................  28

                                 ARTICLE FOUR
                Condemnation; Hazardous Material; Substitution
            of Collateral and Mandatory and Optional Prepayments

SECTION   401     Condemnation ........................................  29
SECTION   402     Hazardous Material ..................................  30
SECTION   403     Hawaii Taxes ........................................  30
SECTION   404     Substitute Property .................................  30
          405     Optional Prepayment of All Notes by
SECTION             Owner .............................................  32
SECTION   406     Rating Decline Put ..................................  32
SECTION   407     No Other Prepayment .................................  32


                                 ARTICLE FIVE
                            Application of Moneys


SECTION   501     Installment Payments ................................  33
SECTION   502     Prepayments..........................................  33


                                 ARTICLE SIX
                                   Remedies

SECTION   601      Cross-Default of Notes with Other Loan
                     Documents; Remedies Cumulative ...................  34
SECTION   602      Rescission of Acceleration .........................  35
SECTION   603      The Trustees May Enforce Claims Without
                     Possession of Notes ..............................  35
SECTION   604      Limitation on Suits ................................  35




                                    -iii-

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                                                                       Page
                                                                       ----
                                 ARTICLE SEVEN
                               Security Agreement

SECTION 701      Security Agreement .................................   36


                                 ARTICLE EIGHT
                                  The Trustees

SECTION 801      Rights and Obligations of the
                   Trustee ..........................................   37
SECTION 802      Resignation and Removal of the
                   Trustee ..........................................   41
SECTION 803      Successor Trustee ..................................   41
SECTION 804      Liability of the Trustee for other
                   Trustees .........................................   42
SECTION 805      Merger, Conversion, Consolidation
                   or Succession to Business ........................   42
SECTION 806      The Individual Trustee..............................   42
SECTION 807      Separate and Co-Trustees ...........................   43


                                  ARTICLE NINE
                                  Supplements

SECTION 901      Supplements Without Consent ........................   45
SECTION 902      Supplements With Consent ...........................   46

                      ---------------------------------


Schedule A:       Land Parcels and Condominium Apartments
Schedule B:       List of Initial Registered Holders
Schedule C-1      Aggregate Principal Amount (By Subseries) of
                    Notes
Schedule C-2      Minimum Denominations of Each Subseries
Schedule D-1:     Form of Series A Notes
Schedule D-2:     Form of Series B Notes

     THIS TRUST INDENTURE, dated as of May 28, 1993 (together with all amendments and supplements thereto, this "Indenture"), from KMART CORPORATION, a Michigan corporation ("Owner"), having an address at 3100 West Big Beaver
Road, Troy, Michigan 48084, as grantor, to   XXXXXXXXXX, a New York
banking corporation duly organized and existing under the laws of the State of New York, as trustee (together with its successors as trustee as hereinbelow
provided, the "Trustee"), and   XXXXXXXXXX, as individual trustee (together
with his successors as hereinbelow provided, the "Individual Trustee"), each having an address at XXXXXXXXXX (with the Trustee and the Individual Trustee being sometimes hereinafter collectively referred to as the "Trustees"), for the benefit of the Registered Holders of the Notes (as hereinbelow defined). Owner has received a true copy of this Indenture, which copy was provided without charge.


                         PRELIMINARY STATEMENT OF OWNER

     The defined terms used herein but not otherwise defined have the meanings set forth in Article One.


     This Indenture shall be effective on the date of delivery.

     Concurrently herewith and pursuant to the terms hereof, Owner is issuing to the Registered Holders its 7.05% Series A Senior Secured Notes due 2009 in the aggregate principal amount of $28,000,000 (the "Series A Notes."), and its 7.45% Series B Senior Secured Notes due 2013 in the aggregate principal amount of $14,000,000 (the "Series B Notes", and together with the Series A Notes, the "Notes") to be delivered by Owner to the Registered Holders against payment therefor in accordance with the Note Agreements.

     Owner has fee title to certain parcels of land (the "Land Parcels") and the Improvements located thereon and to certain condominium apartments (the "Condominium Apartments"). Each such Land Parcel and Condominium Apartment is listed in Schedule A hereto.

     Concurrently herewith, Owner is executing and delivering the Deed of Trust and the Mortgage affecting the Land Parcels and the Condominium Apartments to secure Owner's performance of its obligations hereunder and under the other Loan Documents.

     Owner is duly authorized to issue the Notes and to execute and deliver this Indenture and the other Loan Documents, and all actions required by law and all actions of Owner required therefor have been duly taken.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: that Owner has executed and delivered this Indenture and the other Loan Documents and hereby Grants unto the Trustees, their successors and assigns, in trust for the security and benefit of the Registered Holders from time to time a security interest in all of the Trust Estate, in consideration of the premises, the acceptance by the Trustees of the trusts created hereby, the purchase and acceptance of the Notes by the Registered Holders, and in order to secure the payment of the principal and interest and any Make-Whole Payment or other sums payable on the Notes (including any renewal, extension or modification thereof and all future advances and readvances that may subsequently be made to Owner by the Trustees or the Registered Holders under the Notes (including any interest added to principal), but nothing contained herein shall create an obligation on the part of any of such parties to make future advances or readvances to Owner), and in all instances under this Indenture to secure the performance of the covenants and agreements contained in the Notes, this Indenture and the other Loan Documents.

         TO HAVE AND TO HOLD all and singular the Trust Estate unto the Trustees, their successors and assigns, in trust for the benefit and security of the Registered Holders from time to time, for the uses and purposes and subject to the terms and provisions set forth in this Indenture and the other Loan Documents.


                                  ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application


         SECTION 101 Specific Terms Defined. Unless the context otherwise specifies or requires, the following terms have the meanings specified below:

         "Acceleration" means a declaration by the Trustee pursuant to Section 4.01(I) of the Deed of Trust and the Mortgage (or by one or more Registered Holders in accordance with and subject to Section 604 of this Indenture) that the principal of all the Notes and all other amounts for which Owner is obligated under the Notes, hereunder and the other Loan Documents are due and payable immediately, which declaration shall have not been rescinded and annulled by the Registered Holders in the manner provided in Section 602 hereof.

         "Act", when used with respect to any Registered Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control,, when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that commercial banks in New York, New York, are open for business.

         "Condominium Apartments" has the meaning specified in the Preliminary Statement.

         "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at XXXXXXXXXX.

         "Deed of Trust" means the Deed of Trust, Fixture Filing and Security Agreement, dated as of the date hereof, between Owner and the Trustee, affecting the Property in XXXXXXXXXX, California.

         "Event of Default" has the meaning specified in the Deed of Trust and the Mortgage in respect of the applicable Subseries of Notes and an Event of Default under either of such instruments shall be an Event of Default hereunder.

         "Grant" means mortgage and warrant, grant, convey, assign, create a security interest in, bargain, sell, pledge, give, transfer and set over.

         "Hazardous Material" has the meaning specified in the Deed of Trust and the Mortgage.

         "Improvements" has the meaning specified in the Deed of Trust and the Mortgage.

         "Indenture" means this original Trust Indenture, together with any amendments or supplements thereto executed from time to time.

         "Individual Trustee" has the meaning specified in the introductory paragraph hereof.

         "Installment Payment Date" means any date on which interest or interest and principal are due on the Notes.

         "Installment Payments" has the meaning specified in the Notes.

         "Land Parcel" has the meaning specified in the Preliminary Statement.

         "Lien of the Deed of Trust and the Mortgage" and terms of like import mean the lien or security interest or other interest or charge Granted to either or both of the Trustees by the Deed of Trust and the Mortgage (including the after-acquired property clauses thereof) or subsequently Granted thereunder or pursuant thereto to the Trustees.

         "Loan Documents" means the Notes, this Indenture, the Deed of Trust, the Mortgage, the Note Agreements and the Uniform Commercial Code financing statements filed in favor of either or both of the Trustees with respect to the Trust Estate.

         "Majority of the Holders" means the Registered Holders holding a majority of the Outstanding Principal Amount of the Notes.

         "Make-Whole Payment", when used with respect to any Note, means the excess, if any, of (i) the sum of the respective present values of each prospective Installment Payment in respect of such Note (or the portion of such Installment Payment corresponding to the portion of such Note to be prepaid) for the period from the Installment Payment Date of such Installment Payment to the date of Acceleration or prepayment, discounted at a rate equal to the "Treasury Constant Yield," based on a 360-day year of twelve 30-day months over
(ii) the then current Outstanding Principal Amount of such Note (or the then unpaid portion thereof to be prepaid). As used above in this definition, the "Treasury Constant Yield" means the sum of 0.50 percent (or 50 basis points) plus the arithmetic mean of the rates published as "Treasury Constant Maturities" as of 11:00 a.m. eastern standard time for the five Business Days preceding the date on which Acceleration has been declared or the notice of prepayment is given by Owner as shown on the USD screen of the Bloomberg service, or if such service is not available, the Telerate service, or if neither the Bloomberg nor the Telerate service are available, under Section 504 in the weekly statistical release designated H.15(519) (or any successor publication) published by the Board of Governors of the Federal Reserve System, for "On the Run" U.S. Treasury obligations corresponding to the Weighted Average Life to Stated Maturity of the principal of the Note accelerated or prepaid; if no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Constant Yield shall be interpolated or extrapolated (as applicable) from such yields on a straight-line basis (rounding, in the case of relevant periods, to the nearest month). If the Make Whole Payment as calculated pursuant to the above provisions of this definition would not be a positive number, the Make Whole Payment is zero. The Make-Whole Payment, if any, to be paid in connection with any prepayment, shall be determined by the Trustee and written notice of the respective amounts thereof shall be furnished to the Owner and the Registered Holders by the Trustee at least three Business Days prior to the date fixed for such prepayment, which notice shall set forth in reasonable detail the computation thereof. Each Registered Holder shall have two Business Days after receipt in which to object to such computation and, absent such objection, each such determination of the Make-Whole Payment shall be binding upon the Owner and the Registered Holders absent manifest error.

         "Maturity", when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of Acceleration, prepayment or otherwise.

         "Mortgage" means the Mortgage, Security Agreement and Financing Statement, dated as of the date hereof, between Owner and the Individual Trustee, affecting the Property in XXXXXXXXXX, Hawaii.

         "New Note" has the meaning specified in Section 209 hereof.

         "Note Agreements" means the two Note Purchase and Participation Agreements, dated as of the date hereof, between Owner and each of the two original Registered Holders.

         "Notes" has the meaning specified in the Preliminary Statement.

         "Opinion of Counsel" means a written opinion of independent legal counsel, who may be counsel to and employed by Owner (or any Affiliate of Owner), and who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Notes, means, as of the date of determination, (i) all Notes delivered by Owner on the date hereof and thereafter authenticated by the Trustee and (ii) after the date hereof, all Notes authenticated and delivered by the Trustee, pursuant to this Indenture, except:

           (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation pursuant to this Indenture;

           (ii) Notes to be prepaid in accordance with the terms of this Indenture and for which the prepayment amount shall have been deposited in trust with the Trustee; provided that notice shall have been given in accordance with the terms hereof;

           (iii) Notes in substitution for which other Notes shall have been authenticated and delivered pursuant to Section 208; and

           (iv) Notes held by or registered in the name of Owner or any nominee or Affiliate of Owner; provided, however, this clause (iv) shall not be construed to preclude any of the foregoing Persons from acquiring any Note and receiving an appropriate portion of amounts received by the Trustee with respect to Notes held by such Persons pursuant to the terms hereof.

         "Outstanding Principal Amount", when used with respect to any Note or Notes, means the aggregate outstanding principal balance of such Note or Notes not held by Owner or Owner's Affiliates.

         "Overdue Rate" means an interest rate equal to the sum of two percent plus the stated rate of interest in such Note.

         "Owner" means the Owner as defined in the initial paragraph of this Indenture, until a successor or assign shall have become such, but only as may be expressly permitted by Section 304, and thereafter "Owner" shall mean such successor or assign.

         "Owner's Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President of Owner (or of a general partner thereof, if Owner is a partnership), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of Owner (or of a general partner thereof, if Owner is a partnership).

         "Permitted Exceptions" has the meaning given such term in the Deed of Trust and the Mortgage.

         "Permitted Investments" means:

         (a) (i) Direct obligations of, or obligations the principal of and interest on which are unconditionally guarantied as to full and timely payment by, the United States of America; (ii) obligations of agencies of the United States of America which are unconditionally guarantied by or otherwise afforded the full faith and credit of the United States of America as to full and timely payment; and (iii) time deposits secured exclusively by any of the obligations described in (i) or (ii) above, provided that all of the foregoing shall have maturities of less than one year so long as no Event of Default has occurred and (to the actual knowledge of the Trustee) is continuing (in which event, all of the foregoing investments to be made during such time shall have maturities of less than 90 days);

         (b) Demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof which is a member in good standing of the Federal Reserve System and has a combined capital, surplus, and undivided profits of not less than $250,000,000, so long as, at the time of investment or the contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least "A-1" by Standard & Poor's Corporation and "P1" by Moody's Investors Service, Inc., and the long-term debt obligations of such depository institution or trust company are rated "A" by Standard & Poor's Corporation and "A2" by Moody's Investors Service, Inc. (and, subject to all of the foregoing conditions, may include the Trustee), provided that all of the foregoing shall have maturities of less than one year so long as no Event of Default has occurred and (to the actual knowledge of the Trustee) is continuing (in which event, all of the foregoing investments to be made during such time shall have maturities of less than 90 days);

         (c) Repurchase agreements or obligations with respect to any security described in clause (a) above where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (b) above, provided that all of the foregoing shall have maturities of less than one year so long as no Event of Default has occurred and (to the actual knowledge of the Trustee) is continuing (in which event, all of the foregoing investments to be made during such time shall have maturities of less than 90 days); and

         (d) Shares of money market mutual funds having a rating of AAAm-G from Standard & Poor's Corporation and Aaa from Moody's Investors
   Service, Inc. or otherwise approved by these rating agencies.

         "Person" means any individual, partnership, corporation, trust, estate, unincorporated association, syndicate, joint venture or organization, or a government or any department or agency thereof.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 208 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Preponderance of the Holders" means the Registered Holders holding 70% of the Outstanding Principal Amount of the Notes.

         "Property" means any Land Parcel together with the Improvements thereon or, collectively, the Condominium Apartments, as the case may be, including any Substitute Property but excluding any Withdrawn Property.

         "Register" has the meaning specified in Section 204.

         "Registered Holder of Notes" or "Registered Holder" means any Person whose name appears on the Register as the owner of a Note other than owner or owner's Affiliates.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office, including any vice-president, assistant vice-president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any other officer at the Corporate Trust Office to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Notes" has the meaning specified in Section 207.

         "Series", with respect to Notes, means all of the Notes with the same prefix (e.g., A- or B-).

         "Series A Notes" and "Series B Notes" each has the meaning specified in the Preliminary Statement hereinabove.

         "Stated Maturity", when used with respect to (a) any Series A Note means December 15, 2009 and (b) any Series B Note means June 15, 2013.

         "Subseries", with respect to Notes, means all of the Notes with the same suffix (e.g., -1 or -2).

         "Substitute Property" means any retail, distribution or, subject to approval by a Majority of the Holders, other type of property subjected to the lien of a new deed of trust or mortgage or deeds of trust or mortgages, as appropriate, pursuant to Section 404 hereof.

         "Title Company" means First American Title Insurance Company or any other national title company selected by Owner and reasonably acceptable to the Trustee.

         "Trust Estate" means all property subject (a) as provided in this Indenture to the lien or security interest hereof or (b) to the lien or security interest created in the Trustees or either of them by any other Loan Document and any property or receipts received by the Trustees or either of them for the benefit of the Registered Holders of the Notes pursuant to any other Loan Document.

         "Trustee" has the meaning specified in the introductory paragraph hereof.

         "Weighted Average Life to Stated Maturity" means, with respect to the Outstanding Principal Amount of any Note as of the date of determination, the number of years (calculated to the nearest 1/12 year) obtained by (x) multiplying each remaining scheduled principal payment on such Note by the number of years (calculated to the nearest 1/12 year) that will elapse between the prepayment date and the scheduled Installment Payment Date for such payment, (y) adding such products together and (z) dividing such sum by the total Outstanding Principal Amount of such Note as of the date of determination.

    "Withdrawn Property" means any Property released from the lien of the Deed of Trust or the Mortgage pursuant to Section 404 hereof.

    Terms Generally. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

    (a) the terms defined in this Article have the meanings assigned to them in this Article and include both the plural and the singular;

    (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

    (c) the words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation".

    SECTION 102 Compliance Certificates and Opinions. Upon any application or request by Owner to the Trustee to take any action under any provision of this Indenture or any other Loan Document, Owner shall furnish to the Trustee an Owner's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if requested by the Trustee and the same is in the Trustee's view reasonably necessary for the Trustee to make an informed decision, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of a document is specifically required by any provision of this Indenture or any other Loan Document relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion required with respect to compliance with a condition or covenant provided for in this Indenture or any other Loan Document shall include:

       (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

       (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

       (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

       (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

    SECTION 103 Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate of an officer of Owner (or of a general partner thereof) may be based, insofar as it relates to legal matters, upon an Opinion of Counsel. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of, or representations by, an officer of Owner (or of the general partner thereof) stating that the information with respect to such factual matters is in the possession of Owner, unless such counsel knows that the certificate or representations with respect to such matters are erroneous.

    SECTION 104 Acts of Registered Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or any other Loan Document to be given or taken by the Registered Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Registered Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to Owner. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Registered Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture or any other Loan Document and (subject to Section 801) conclusive in favor of the Trustee and Owner, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c)    The ownership of Notes shall be proved by the Register.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Registered Holder of any Note shall bind every future Registered Holder of the same Note and the Registered Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or Owner in reliance thereon, whether or not notation of such action is made upon such Note.

    SECTION 105. Notices and Other Communications to the Trustee and Owner. Any request, demand, authorization, direction, notice, consent, waiver or Act of Registered Holders or other document provided or permitted by this Indenture or any other Loan Document to be made upon, given or furnished to, or filed with,

       (1) the Trustees by any Registered Holder or by Owner shall be sufficient for every purpose under this Indenture or any other Loan Document if made, given, furnished or filed in writing with the Trustees at the following address, or to such other address as the Trustees may specify, by notice:

                 XXXXXXXXXX and
                 XXXXXXXXXX
               XXXXXXXXXX
               XXXXXXXXXX
               Attention: XXXXXXXXXX
               Telecopier No.: XXXXXXXXXX

               (2) Owner by the Trustee or by any Registered Holder shall be sufficient for every purpose under the Indenture or any other Loan Document (unless otherwise herein expressly provided) if in writing and delivered to Owner at the following address:

               Kmart Corporation
               3100 West Big Beaver Road
               Troy, Michigan 48084
               Attention: M.L. Skiles
               Telecopier No.: 313-643-2689

               with a copy to:

               Dickinson, Wright, Moon, Van Dusen & Freeman
               525 North Woodward Avenue
               P.O. Box 509
               Bloomfield Hills, Michigan 48303-0509
               Attention: Erik J. Stone, Esq.
               Telecopier No.: 313-433-7274

       or to such other address as Owner may specify by notice.

All notices, offers, acceptances, rejections, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand, (ii) five Business Days after being sent by first class registered or certified mail, postage prepaid, return receipt requested, (iii) when sent by telecopier (provided that such notice is legible and an original copy of such notice is also subsequently sent by overnight courier in the manner described in the following clause (iv) within two Business Days thereafter), or (iv) one Business Day after being sent by Federal Express or any other nationally recognized overnight courier, in each case addressed as aforesaid.

    SECTION 106 Notice to Registered Holders; Waiver. Where this Indenture or any other Loan Document provides for notice to the Registered Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and given in the same manner provided for in
Section 105, to each Registered

Holder affected by such event, at its address as it appears in the Register or such other address for notice provided in writing by such Registered Holder, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Registered Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Registered Holder shall affect the sufficiency of such notice with respect to other Registered Holders. Where this Indenture or any other Loan Document provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Registered Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then during the pendency of such suspension or other cause, such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    SECTION 107 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    SECTION 108 Successors and Assigns. The provisions of this Indenture shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not.

    SECTION 109 Separability Clause. In the case that any provision in this Indenture, any other Loan Document or the Notes shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of such provisions in other contexts, and the remaining provisions hereof, shall not in any way be affected or impaired thereby.

    SECTION 110 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Registered Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture or any other Loan Document.

    SECTION 111 Applicable Law. This Indenture shall be governed by, and shall be construed and enforced in accordance with, (i) the internal laws of the State of New York (without regard to conflicts of laws) as to creation and enforcement of the trusts and security interests created hereby, interpretation, enforcement, validity, construction, effect and in all other respects, including, but not limited to, the legality of the interest rate and other charges, and (ii) the federal laws of the United States of America with regard to U.S. Federal Securities laws, ERISA and any other applicable matters.

    SECTION 112 Legal Holidays. In any case where any Installment Payment Date or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture, any other Loan Document or the Notes) any payment due shall be made on the immediately succeeding Business Day without additional interest or charge.

    SECTION 113 Modifications; Waiver. This Indenture may not be modified except in accordance with the provisions of Section 901 without consent or
Section 902 with consent, in either case by an instrument in writing executed by Owner and the Trustee. No requirement hereof may be waived at any time except by a writing signed by the party against whom such waiver is sought to be enforced nor shall any waiver be deemed a waiver of any subsequent breach or default.

    SECTION 114 Maximum Interest Payable. Neither this Indenture nor the Notes nor any other Loan Document shall require the payment or permit the collection of interest in excess of the maximum amount not prohibited by law. If any such excess is provided for herein or in the Notes or any other Loan Document or shall be adjudicated to be so provided for, neither Owner nor its successors or assigns shall be obligated to pay such excess and the right to demand the payment of any such excess is hereby waived and any excess shall be promptly refunded. This Section 114 shall control any other provision of this Indenture, the Notes or any other Loan Document.

    SECTION 115 Satisfaction. If and when the Notes shall have become due and payable (whether by lapse of time, Acceleration or a required or elected prepayment), and Owner shall have paid or caused to be paid the full amount of the aggregate principal, interest and Make-Whole Payment, if any, on the Notes and shall also pay or cause to be paid all other sums then payable hereunder by Owner, then this Indenture and the Loan Documents (and the liens Granted thereunder) shall become null and void and the Trustees at the written request and expense of Owner shall issue, execute and deliver such instruments as may be necessary and appropriate for the release of the Lien of the Deed of Trust or the Mortgage, as applicable, with respect to such Property. Anything set forth in the preceding sentence to the contrary notwithstanding, the indemnities by Owner contained in Section Eight of the Note Agreements, Sections 801(a) and (b) of this Indenture, and Sections
2.08 and 2.14 of the Deed of Trust and the Mortgage shall survive the termination of this Indenture. In the event of a prepayment required under the terms of Article Four of this Indenture resulting in the prepayment of the entire Subseries of Notes relating to a Property, the Trustees at the written request and expense of Owner shall issue, execute and deliver such instruments as may be necessary and appropriate for the release of the Lien of the Deed of Trust or the Mortgage, as applicable, with respect to such Property.

    SECTION 116 Counterparts. This Indenture may be executed in counterparts. All counterparts shall constitute one instrument.

    SECTION 117 Estoppel Certificates. At any time and from time to time upon not less than twenty days' prior request by Owner, the Trustees shall furnish a certificate certifying that (i) this Indenture or any other Loan Document is in full force and effect as it relates to the Trustee (or that this Indenture is in full force and effect as modified and setting forth the modifications); (ii) the dates to which principal and interest have been paid;
(iii) to the best knowledge of the signer of such certificate, whether or not Owner is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and (iv) such other matters as Owner may reasonably request. Any such certificate furnished pursuant to this Section may be relied upon by Owner, and any existing or prospective purchaser or sublessee, and any accountant or auditor of, from or to Owner.

    SECTION 118 Schedules. Immediately following are Schedules A, B, C-1, C-2, D-1 and D-2 referred to in this Indenture, which Schedules are hereby incorporated by reference herein.

                                  ARTICLE TWO
                                   The Notes

    SECTION 201   Issuance of the Notes.  Except for Notes issued pursuant to
Section 208 hereof, Notes may be issued only on the effective date of this Indenture. On the effective date of this Indenture, owner shall execute and deliver the Notes to the Note Purchasers (as defined in the Note Agreements). The Trustee shall subsequently authenticate the Notes.

       (i) The Notes will be issued in Series A and B, Subseries -1 and -2. Each Subseries of Notes shall be in the aggregate amount stated on Schedule C-1 hereto.

       (ii) The Series A Notes shall be limited in aggregate original principal amount to TWENTY-EIGHT MILLION DOLLARS ($28,000,000), and the Series B Notes shall be limited in aggregate original principal amount to FOURTEEN MILLION DOLLARS ($14,000,000);

       (iii) The Notes shall be issuable only as fully registered Notes in the minimum denominations set forth on Schedule C-2 hereto with respect to each Subseries;

       (iv) The Notes (including New Notes issued pursuant to Section 208) shall be dated May 28, 1993;

       (v) The Notes shall mature, unless sooner paid in full pursuant to this Indenture, on the Stated Maturity thereof;

       (vi) The Series A Notes shall bear interest on the unpaid principal amount thereof from the date of issuance thereof until paid in full at the rate of 7.05% per annum, and shall be due and payable in the manner shown on the amortization schedule attached to Schedule D-1 hereto;

       (vii) The Series B Notes shall bear interest on the unpaid principal amount thereof from the date of issuance thereof until paid in full at the rate of 7.45% per annum, and shall be due and payable in the manner shown on the amortization schedule attached to Schedule D-2 hereto;

       (viii) The Notes shall be prepayable only as provided in Article Four hereof; and

       (ix) The Series A Notes and Series B Notes, including the Trustee's authentication thereof, shall be in the forms set forth in, respectively, Schedules D-1 and D-2 attached hereto.

The Notes shall have such marks and such legends or endorsements thereon as are provided by Section 207 hereof and as may be required to comply with any legal requirement.

    SECTION 202 Execution of Notes. The Notes shall be signed on behalf of Owner by the chairman, president or vice president, and a secretary or assistant secretary, of Owner (or, if Owner is a partnership, of a general partner thereof).

    SECTION 203 Home Office Payment. The principal of and interest on the Notes shall be payable at the Corporate Trust Office (or such other office designated by the Trustee) in lawful money of the United States of America, against presentation of the Notes for notation of the payment or prepayment made thereon, or in the case of a payment or prepayment which will discharge all indebtedness evidenced thereby, against surrender thereof. Notwithstanding the foregoing sentence, if any Registered Holder who shall file with the Trustee an executed copy of an agreement between Owner and such Registered Holder, or the Person for whom such Registered Holder of the Notes is a nominee, or a conformed copy thereof certified by Owner to be a true and complete copy thereof, to the effect that (i) Owner will pay or cause to be paid all amounts which become due and payable on such Note (except a payment of principal which will discharge all indebtedness evidenced by such Note), in a manner such that, as of 12:00 noon (New York City time), the Trustee shall be in actual possession of immediately available federal funds, whereupon the Trustee shall make all such payments by check or bank wire transfer in accordance with such agreement duly mailed, delivered or made to such Registered Holder at its address or account set forth on the Register as provided in such agreement, without presentation of such Note to the Trustee, and (ii) such Registered Holder or Person will not sell, transfer or otherwise dispose of such Note, other than as provided in Section 208, then the Trustee shall, until such Note has been transferred on the Register in accordance with
Section 208, pay all amounts which become due and payable on such Note in accordance with such agreement. Each Note Agreement constitutes an agreement described in the immediately preceding sentence, and the Trustee hereby acknowledges receipt of executed copies thereof or a conformed copy certified by Owner to be true and complete. In the event that the Trustee does not transmit any such payment or prepayment that is received by the Trustee in immediately available funds before 12:00 noon (New York City time) on a Business Day to such Registered Holder in accordance with a Note Agreement or such other agreement on the date of the Trustee's receipt thereof or on the date on which such payment or prepayment is due, whichever occurs later, the Trustee, in its individual capacity, shall pay per diem interest on such payment or redemption to such Registered Holder, at the "Federal Funds Rate" which prevails at the close of business on such date. Any payment received by the Trustee after 12:00 noon (New York City time) on any Business Day shall be deemed to be received by the Trustee at 9 A.M. on the immediately following Business Day for purposes of the immediately preceding sentence.

    SECTION 204 Register. The Trustee shall cause to be kept at the Corporate Trust Office a register (the "Register") for the registration of transfer of the Notes. The Register shall be maintained by the Trustee, and the names and addresses of the Registered Holders of the Notes, the transfers of the Notes and the names and addresses of the transferees of the Notes shall be entered in the Register under such reasonable regulations as the Trustee may prescribe.

    SECTION 205 Registered Holders. Owner and the Trustee may deem and treat the Registered Holder of any Note as the absolute owner thereof (whether or not such Note shall be overdue) for all purposes, and neither Owner nor the Trustee shall be affected by any notice to the contrary (subject to Section 208), and payment of the principal of, Make-Whole Payment, if any, and interest on such Note shall be made only to or upon the order of such Registered Holder. All such payments so made, including, without limitation, all payments made pursuant to the second sentence of Section 203, shall be valid and effectual to satisfy and discharge the liability of Owner upon such Note to the extent of the sum or sums so paid.

    SECTION 206 Certificate of Authentication. No Note, other than the Notes issued as of the date hereof, for which authentication shall not be required, shall be valid until it has been authenticated by the execution by the Trustee of the certificate of authentication thereon. The delivery and, with regard to Notes issued after the date hereof, authentication by the Trustee of any Note shall be conclusive evidence that such Note has been duly issued hereunder and is entitled to the benefits and security of this Indenture and the other Loan Documents.

    SECTION 207 Legend on Restricted Notes. During the period beginning on the date of issuance of the Notes and ending on the date three years from such date, all Notes, however such Notes came to be outstanding, shall be deemed "Restricted Notes" and shall be subject to the restrictions on transfer provided in the legend set forth in the first paragraph on the face of the forms of the Notes in Schedules D-1 and D-2; provided, however, that the term "Restricted Notes" shall not include Notes as to which restrictions have been terminated in accordance with Section 208 hereof. All Restricted Notes shall bear the legend set forth in the first paragraph on the face of the

Notes in Schedules D-1 and D-2. Notes that are not Restricted Notes shall not bear such legend. Notwithstanding the foregoing, all Notes shall continuously bear the legend set forth in the second paragraph on the face of the Notes in Schedules D-1 and D-2.

    SECTION 208 Transfer and Exchange of Notes. Notes may be transferred only on the Register. Any transferee of a Note shall be required as a condition to such transfer to execute and deliver to the Owner and the Trustee at the Corporate Trust Office a certificate containing the representations made in Section 6.2(d) of the Note Agreements regarding ERISA (as defined therein) and to comply with the notice provisions of said Section (and references therein to "Closing" shall be deemed, for purposes of the above provisions of this Section, to refer to the time of transfer of a Note). For purposes of the preceding sentence, a prepayment pursuant to Section 404(c) shall not be deemed a transfer. Subject to the foregoing, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Owner shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount, bearing such restrictive legends as may be required by this Indenture. Further, the Trustee shall mark such Note in accordance with Section 209 hereof.

    Any Note or Notes may be exchanged for a new Note or Notes if such Note or Notes to be so exchanged are surrendered for cancellation at the Corporate Trust Office and are accompanied by the request of the Registered Holder thereof specifying the denomination of the new Note or Notes to be issued in exchange therefor. A new Note or Notes prepared and executed by Owner and payable to such Registered Holder in the denominations so requested (but in no denominations less than the minimum denomination specified in Section 201 hereof), and in an aggregate principal amount equal to the aggregate original principal amount of such Note or Notes to be so exchanged, shall be authenticated and delivered by the Trustee to such Registered Holder in exchange for such Note or Notes to be so exchanged.

    If any Notes become mutilated or are destroyed, lost or stolen, upon request of the Registered Holder thereof, a new Note, prepared and executed by Owner and payable to such Registered Holder in the same principal amount as such Note so mutilated, destroyed, lost or stolen, shall be authenticated and delivered by the Trustee to such Registered Holder in exchange for such Note, if mutilated, or in substitution for such Note, if destroyed, lost or stolen, provided that (i) in the case of a mutilated Note, such Note shall be surrendered for cancellation at the Corporate Trust Office, and (ii) in the case of a destroyed, lost or stolen Note the Registered Holder thereof shall furnish to Owner and the Trustee such indemnity and security as may be reasonably required by Owner to indemnify, defend and save Owner and the Trustee harmless and to evidence to their satisfaction, the destruction, loss or theft of such Note and the ownership thereof (provided that, in connection with such indemnity, no security shall be required from any Registered Holder that is a Registered Holder as of the date hereof or an Institutional Investor (as defined in the Note Agreement), and, in that event, if there shall occur any losses resulting from the nonperformance on such indemnity, Owner agrees that, as between Owner and the Trustee, such losses shall be Owner's sole responsibility and liability).

    All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Owner, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

    Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Owner or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer or acknowledgement of surrender in form satisfactory to the Owner and the Trustee duly executed, by the Registered Holder thereof or his attorney duly authorized in writing.

    Every Restricted Note shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Note pursuant to Section 207 and Schedules D-1 and D-2, unless such restrictions on transfer shall be waived by the written consent of the Owner, and the Registered Holder of each Restricted Note, by such Registered Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Note is presented or surrendered by the initial purchaser of such Restricted Note for registration of transfer or for exchange for a Note registered in a name other than that of the Registered Holder, such Restricted Note must be accompanied by a certificate in substantially the form set forth in Section 210, dated the date of such surrender and signed by the Registered Holder of such Restricted Note, as to compliance with such restrictions on transfer and, for transfers not made pursuant to Rule 144A of the Securities Act, by an opinion of in-house counsel, addressed to the Owner and the Trustee and in form acceptable to the Owner, to the effect that the transfer of such Restricted Note is exempt from registration. The

Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Note not so accompanied by a properly completed certificate and such opinion.

    The restrictions imposed by this Section 208 and Section 207 upon the transferability of any particular Restricted Note shall cease and terminate when such Restricted Note has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 under the Securities Act (or any successor provision thereto), unless the Registered Holder thereof is an affiliate of the Owner within the meaning of Rule 144 (or such successor provision). Any Restricted Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Note for exchange to the Trustee in accordance with the provisions of this Section 208, be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by Section 207. The Owner shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

    As used in the preceding two paragraphs of this Section 208, the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Note.

    SECTION 209 New Notes; Notation of Amounts Paid. Each new Note (as used in this Section, a "New Note") issued pursuant to Section 208 in exchange for, in substitution for, or in lieu of a Predecessor Note shall be dated the date of authentication of the New Note. The Trustee shall mark on each New Note, as well as on any Note to be transferred (i) the date to which principal and interest have been paid on such Predecessor Note (or if no New Note is being issued, on such Note to be transferred) and (ii) all payments and prepayments of principal made on such Predecessor Note which are allocable to such New Note (or if no New Note is being issued, on such Note to be transferred). Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on such Predecessor Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed to have been made thereon. All New Notes issued pursuant to Section 208 in exchange for or in substitution for or in lieu of Predecessor Notes shall be valid obligations of Owner evidencing the same debt as such Predecessor Notes and shall be entitled to the benefits and security of this Indenture to the same extent as such Predecessor Notes.

    SECTION 210 Form of Certification. In connection with the certification contemplated by Section 208 relating to the compliance with certain restrictions relating to transfers of a Restricted Note by the initial purchaser of such Restricted Note, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by Owner:

                                  CERTIFICATE

                               KMART CORPORATION
                                                             (1)
               [7.05% Series A Senior Secured Notes Due 2009]
                 [7.45% Series B Senior Secured Notes Due 2013]

    This is to certify that as of the date hereof with respect to U.S. $_______ principal amount of the above-captioned notes presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for exchange where the notes issuable upon such exchange are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legend set forth in the first paragraph on the face of the Surrendered Notes for the reason checked below:


                  The transfer of the
-----------       Surrendered Notes complies
                  with Rule 144A under the U.S.
                  Securities Act of 1933, as
                  amended (the "Securities
                  Act"); or


______________
(1) Bracketed provisions are in the alternative and the party delivering the certificate should select the appropriate series.

---------     The transfer of the
              Surrendered Notes complies
              with Rule 904 under the
              Securities Act.

---------     The transfer of the surrendered Notes
              complies with another exemption from Section
              5 of the Securities Act.



                              [NAME OF HOLDER]

                              By:
                                  -----------------------------
                                   Name:
                                   Title:



Dated:
       ------------,-----*
       *   To be dated the date
           of presentation or
           surrender


    SECTION 211 The Trustee as Agent. The Trustee is hereby appointed the agent of Owner for the payment, registration, transfer and exchange of Notes, and the Trustee agrees to act in compliance with the terms of Sections 203 through 209. In all cases, the relationship of the Trustee to Owner is that of an independent contractor.


    SECTION 212 Investments. The Trustee shall invest any amounts held hereunder pending their application to the purposes herein provided in Permitted Investments, which investment, so long as no Event of Default has occurred and is continuing hereunder, shall be upon the written direction of Owner. Unless otherwise instructed by Owner, Owner hereby directs the Trustee to invest any amounts held pending their application to the purposes herein provided in Permitted Investments described in paragraph (d) of the definition thereof (or, if such investments are unavailable, described in paragraph (b) of the definition thereof). Any such investments shall mature or be redeemable at par and without penalty upon the option of the Trustee, as the holder thereof, on or prior to the time such amounts are required to be applied hereunder. Notwithstanding the foregoing, the Trustee shall insure that all funds in investments that will be needed to make an Installment Payment on an Installment Payment Date (or to pay on any other date any other amount anticipated to be due to the Registered Holders of the Notes hereunder or under any other Loan Document) are available one day prior to the Installment Payment Date (or such other date). Owner, and not the Trustee, shall bear any losses resulting from such investments. The Trustee shall not be responsible for its inability to invest funds received after 10:00 a.m. (New

York City time), but shall use reasonable efforts to do so. After application to the purposes for which any amounts invested hereunder are held, any investment income remaining from such investments shall be paid to Owner, upon Owner's written instruction.

                                   ARTICLE 3
                              Particular Covenants

          Owner hereby represents, warrants and covenants as follows:

          SECTION 301 Payment of the Notes and Performance of Other Obligations. Owner will punctually pay the principal, interest, Make-Whole Payment, if any, and all other sums to become due in respect of the Notes in accordance with this Indenture and the Notes. Owner will punctually pay and perform the obligations of Owner under the other Loan Documents. Owner will promptly deliver to the Trustees written notice of any material default by it in the performance of its obligations hereunder.

          SECTION 302 Installment Payments. Owner shall, (i) on each Installment Payment Date, deposit with the Trustee, in accordance with Section 203, a sum sufficient to pay the Installment Payment due on such Installment Payment Date and (ii) on or before the due date for any other payment of principal or interest on the Notes or any Make-Whole Payment, deposit with the Trustee, in accordance with Section 203, a sum sufficient to pay such principal, interest or Make-Whole Payment, and shall promptly notify the Trustee of its action or failure so to act.

          SECTION 303 Negative Covenants. (a) Owner will not (i) sell, convey, assign or otherwise dispose of its interest in the Trust Estate or any part thereof or create a lien for borrowed indebtedness on all or any portion of the Trust Estate, except as permitted below in Sections 304 and 305; (ii) claim any credit on, or make any deduction from, any Make-Whole Payment, interest or principal of the Notes by reason of payment of any taxes levied or assessed or to be levied or assessed on the Trust Estate or any part thereof; or (iii) create or (subject to the rights to contest as provided herein and in the Deed of Trust or the Mortgage) suffer to be created, any mortgage, lien, encumbrance, charge or other exception to title or ownership upon or against its interest in the Trust Estate or any part thereof, other than Permitted Exceptions. Notwithstanding anything in this Section 303(a) to the contrary, Owner shall have the right to lease the Properties subject to the Lien of the Deed of Trust or the Mortgage.

         (b) Any transfer or attempted transfer by Owner of all or any part of the Trust Estate, except as permitted below in Sections 304 and 305, shall be void and of no effect.

         SECTION 304 Consolidation, Merger Sale or Conveyance. (a) Owner covenants that it will not merge or, consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless (i) either Owner shall be the continuing corporation, or the successor corporation (if other than Owner) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by Owner, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) Owner or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

         (b) In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for Owner, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of Owner prior to such succession all New Notes issuable under Section 208; and, subject to all the terms, conditions and limitations in Section 208, the Trustee shall authenticate and shall deliver any New Notes which previously shall have been signed and delivered by the officers of Owner to the Trustee for authentication, and any New Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes therefore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) Owner or any successor corporation which shall theretofore have become such in the manner described in this Section shall be discharged from all obligations and covenants under this Indenture and the Notes and may be liquidated and dissolved.

         (c) The Trustee shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

         SECTION 305 Transfers by Owner. Owner may transfer one or more of the Properties to another Person subject to the Lien of the Mortgage and/or the Deed of Trust, as applicable, provided that (i) the Notes remain recourse obligations of Owner, (ii) Owner enters into a triple net lease with such Person, under which the rent payments payable by Owner are in amounts equal to or greater than the payments of principal and interest on the applicable Notes, a copy of which Owner shall provide to the Trustee, (iii) the lien of such lease is subordinate to the Lien of the Mortgage and/or Deed of Trust, as applicable and (iv) the Trustees receive collateral assignment of the lessor's rights under such lease.

         SECTION 306 Financial Reports.  Owner will furnish to each Registered
Holder:

         (a) As soon as available and in any event within sixty days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

         (i) a consolidated balance sheet of Owner and its subsidiaries as of the close of such period, and

         (ii) consolidated statements of income, shareholders' equity and cash flows of Owner and its subsidiaries for the portion of the fiscal year ending with such period;

in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end audit adjustments, by the chief accounting officer of Owner; provided that Owner will have satisfied the requirements of this Section 306(a) by delivery within the time period described hereinabove of its quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission so long as such Form 10-Q contains quarterly statements reflecting the financial position and result of operations of Owner and its consolidated subsidiaries for such quarter;

          (b) As soon as available and in any event within one hundred twenty days after the close of each fiscal year of Owner, copies of:

          (i) an audited consolidated balance sheet of Owner and its subsidiaries as of the close of such fiscal year, and

          (ii) audited consolidated statements of income, shareholders, equity and cash flows of Owner and its subsidiaries for such fiscal year;

provided that Owner will have satisfied the requirements of this Section 306(b) by delivery within the time period described hereinabove of its annual reports on Form 10-K as filed with the Securities and Exchange Commission so long as such Form 10-K contains annual statements reflecting the financial position and result of operations of Owner and its consolidated subsidiaries for such fiscal year; and

           (c) Promptly, upon their becoming available and concurrent with sending to stockholders or debenture holders, and the provision of subsections 306(a) and (b) notwithstanding, copies of each financial statement, report, notice or proxy statement sent by Owner to such stockholders or debenture holders generally including, without limitation, all annual reports of Owner filed on Form 10-K.

         SECTION 307 Delivery of Certain Information. At any time when Owner is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of any Registered Holder, Owner will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Registered Holder or to a prospective purchaser of such Note designated by such Registered Holder, as the case may be, in order to permit compliance by such Registered Holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Note by such Registered Holder; provided, however, that Owner shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any Predecessor Note) was acquired from Owner or (ii) the date such Note (or any Predecessor Note) was last acquired from an "affiliate" of Owner within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and provided further, that Owner shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                                  ARTICLE FOUR
               Condemnation; Hazardous Material; Substitution of
               Collateral and Mandatory and Optional Prepayments

                 SECTION 401 Condemnation. (a) Promptly upon obtaining actual knowledge of any proceedings for the taking of any Property or any part thereof in condemnation or other eminent domain proceeding (collectively, a "condemnation"), Owner shall notify the Trustees in writing of the pendency thereof. The Trustees may (but shall have no obligation to) participate in such proceedings, and Owner will deliver all instruments reasonably requested by the Trustees to permit such participation. Owner will pay or cause to be paid the reasonable cost of any such proceedings, action, negotiation, appeal, prosecution or adjustment.

                 (b) In the event that less than fifteen percent of the buildings comprising the Improvements of any Property shall be permanently expropriated, Owner shall, at its sole cost and expense, promptly and with due diligence restore such Property as nearly as practicable to complete units of like quality and character as existed just prior to such expropriation. Any condemnation award or compensation in lieu thereof received by the Trustee or Owner shall be applied (i) to reimburse Owner for the costs of such restoration, (ii) to the extent of any remaining proceeds, at the option of the Holder thereof, to the pro rata prepayment of a portion of each Note secured by such Property, in accordance with Section 502 hereof and (iii) to the extent of any remaining proceeds, as Owner may determine.

                 (c) In the event that (i) a public or quasi-public authority has permanently expropriated more than fifteen percent of the buildings comprising the Improvements of any Property or (ii) permanent expropriation by a public or quasi-public authority has materially impaired the points of ingress and egress to the public roadways of a Property substantially as in existence on the date hereof (with no reasonable replacement points of ingress-egress available), Owner, in accordance with the provisions of Section 404 below, shall either deliver Substitute Property to the Trustee or, failing such delivery, prepay the Notes secured by such Property in accordance with
Section 502 hereof.

         SECTION 402 Hazardous Material. (a) Owner, promptly upon the receipt of any notice from any governmental authority with regard to any alleged Hazardous Material with respect to any Property, shall deliver a copy of such notice to the Trustee.

         (b) If a governmental authority acting under applicable laws has directed Owner to remediate any alleged Hazardous Material existing on or discharged from any Property, Owner shall engage an independent environmental engineering firm reasonably acceptable to the Trustee to perform an environmental assessment. If, based upon such environmental assessment, Owner reasonably determines that the costs of remediating such Hazardous Material will exceed 25% of Owner's original costs for such Property (such original costs being $7,988,625, in respect of the XXXXXXXXXX, California Property and $35,006,352 in respect of the XXXXXXXXXX, Hawaii Property), Owner, in accordance with the provisions of Section 404 or 502 below, shall either deliver
Substitute Property to the Trustee or, failing such delivery, prepay the Notes secured by such Property.

         (c) If Owner has an environmental assessment prepared in response to any notice from any governmental authority with regard to any alleged Hazardous Material with respect to any Property, Owner shall promptly deliver a copy of such assessment to the Trustee.

         SECTION 403 Hawaii Taxes. If Owner, in accordance with Section 2.07(c) of the Mortgage, shall be obligated to pay any taxes or assessments of the State of Hawaii or any political subdivision thereof, that are levied, assessed or imposed on any Registered Holder with respect to interest or principal payable under the Notes, Owner, in accordance with the provisions of
Section 404 below, may elect to deliver to the Trustee Substitute Property for the Hawaii Property.

         SECTION 404 Substitute Property. (a) In the event that Owner shall be required or elects to deliver Substitute Property to the Trustee under Sections 401(c), 402(b) above, Owner shall deliver to the Trustee:

                 (1) a mortgage or deed of trust or mortgages or deeds of trust, as appropriate, in favor either or both of the Trustees and executed by Owner, for a property or properties occupied by Owner or its wholly-owned subsidiaries, containing terms, conditions and covenants not less favorable to the Trustees than the Deed of Trust or the Mortgage for the Property such Substitute Property replaces;

                 (2) a valid and enforceable ALTA loan policy of title insurance for each Substitute Property issued by a title insurer qualified to do business in the jurisdiction where the Substitute Property is located, in an amount not less than the appraised value of the Substitute Property, insuring that the Owner has good and marketable title to the Property, free and clear of all encumbrances and liens, subject only to covenants, conditions and restrictions, rights-of-way, easements and other matters of public record that do not have a material adverse effect on the value of the Substitute Property and insuring that under the new mortgage or deed of trust the Trustees will have a valid first lien on the Substitute Property, subject only to Permitted Exceptions;

                 (3) a "Phase I" environmental assessment report addressed to the Trustees with respect to each Substitute Property prepared by an independent environmental engineering firm, stating that there is no evidence that a release of hazardous materials has occurred and not been remediated on the Substitute Property or that a release of hazardous materials has occurred in the vicinity of the Substitute Property that would likely migrate to the Substitute Property and recommending no further environmental evaluation;

                 (4) an appraisal or appraisals prepared by a member of the American Institute of Appraisers of the Substitute Property, showing that the aggregate fair market value of the Substitute Property is equal to or greater than the greater of the value of the Property such Substitute Property replaces or the Outstanding Principal Amount of the Notes to be secured by such Substitute Property; and

                 (5) such other instruments or certificates from Owner (including legal opinions) as the Trustee may reasonably request.

         (b) Upon Owner's compliance with Section 404(a) above, the Deed of Trust or the Mortgage for the Property replaced by the Substitute Property
(the "Withdrawn Property") shall become null and void and the Trustees, at the request and expense of Owner, shall issue, execute and deliver such instruments as may be necessary and appropriate for the release of the Lien of such Deed of Trust or

Mortgage, as well as such other instruments as Owner may reasonably request.

                 (c) In the event that Owner shall fail to provide in accordance with Section 404(a) above any Substitute Property it is required to provide under Sections 401(c) or 402(b) within six months after such requirement arises, the Trustee, if directed to do so by the Preponderance of the Holders, shall notify the Owner to pay to the Trustee cash in an amount sufficient for the Trustee to prepay the Notes previously secured by the Property being withdrawn, plus any Make-Whole Payment. Upon receipt of such amount, the Trustee shall apply such amount to the prepayment of such Notes plus any Make-Whole Payment in accordance with Section 502(a).

                 SECTION 405 Optional Prepayment of All Notes by Owner. Upon thirty days' prior written notice to the Registered Holders, the Notes are subject to prepayment on any Installment Payment Date, in whole, but not in part (i.e., all of the Notes must be prepaid concurrently), at a price equal to 100% of the Outstanding Principal Amount thereof, together with accrued and unpaid interest thereon, plus a premium equal to the Make-Whole Payment.

                 SECTION 406 Rating Decline Put. If the rating assigned to the long-term unsubordinated, senior, unsecured indebtedness of the Owner by either Moody's Investors Service, Inc. or Standard & Poor's Corporation declines to a rating below minimum investment grade (i.e., below a Moody's Investors Service, Inc. rating of Baa3 or below a Standard & Poor's Corporation rating of BBB-), or if such indebtedness of Owner ceases to be rated by both Moody's Investors Service, Inc. and Standard & Poor's Corporation for any reason other than a business failure or interruption affecting both Moody's Investors Service, Inc. and Standard & Poor's Corporation, the Trustee, if so directed by a Registered Holder, shall direct the Owner to deposit with the Trustee cash in an amount sufficient for the Trustee to prepay 100% of the Outstanding Principal Amount of all Notes held by such Registered Holder (i.e., at par, plus accrued interest thereon). Upon receipt of such amount, the Trustee shall apply such amount to the prepayment of such Notes.

                 Section 407 No Other Prepayment. Except as specified herein, Owner shall not have the right to prepay the Notes, in whole or in part.

                                  ARTICLE FIVE
                             Application of Moneys

                 SECTION 501 Installment Payments. Unless and until an Event of Default shall have occurred and be continuing to the Trustee's actual knowledge, moneys held by the Trustee under this Indenture shall be applied as follows:

             (i) to any Installment Payment and any other sums then due and owing hereunder;

             (ii) to the purposes for which such moneys were paid; and

             (iii) the excess, if any, shall be paid to Owner, or upon its written order, free of the lien hereof or of any other Loan Document.

             SECTION 502 Prepayments. (a) Any net award or other monies paid or available to the Trustees by reason of a condemnation of any portion of any Property (subject to the rights thereto of Owner hereunder), shall be applied in full to the prepayment of those Notes secured by such Property or portions thereof to be prepaid pursuant to Sections 401(b)(ii), 402(b) or 404(c) at a price equal to 100% of the Outstanding Principal Amount thereof, plus a premium equal to the Make-Whole Payment, plus accrued and unpaid interest thereon to the date of such prepayment and any expenses of such prepayment, and the balance, if any, shall be paid to Owner or upon its written order, with reasonable promptness, free of the lien hereof or of any other Loan Document.

             (b) Upon any partial prepayment of Notes, the aggregate Outstanding Principal Amount of the Notes to be prepaid shall be prorated by the Trustee among the Registered Holders of all of such Notes in the proportion which the Outstanding Principal Amount of each of such Notes bears to the aggregate Outstanding Principal Amount of all of such Notes, and the Trustee shall specify those Notes or portions thereof of each Registered Holder to be prepaid (it being the intent and agreement that a prepayment with regard to a Property be applied only to the corresponding subseries of Notes). Upon any such partial prepayment, each Installment Payment thereafter payable on such Notes shall be appropriately reduced by reamortizing the aggregate Outstanding Principal Amount subsequent to such partial prepayment so that the same shall amortize at the same rate of amortization as the Outstanding Principal Amount of such Note immediately prior to such prepayment. On or prior to the date of each partial prepayment of Notes, the Trustee shall, at Owner's expense, cause to be prepared a new amortization schedule with respect to each such Note, setting forth the amount of the interest portion and the principal portion of each Installment Payment thereafter to be made on such Note and the amount of the principal of such Note that will remain unpaid after each such Installment Payment is made. The Trustee shall retain one copy and deliver a copy to Owner and each of the Registered Holders.

                 (c) In the case of any prepayment, notice thereof shall be mailed (by prepaid registered or certified mail) by Owner to each Registered Holder as soon as practical but in any event at least thirty days prior to the date fixed for prepayment. Each such notice shall specify: (1) the date fixed for prepayment, (2) the Outstanding Principal Amount to be prepaid, (3) any Make-Whole Payment to be paid and (4) that on the date fixed for prepayment such Outstanding Principal Amount will become due and payable and, provided that such amount, together with any accrued interest thereon, is paid, that interest thereon will cease to accrue on and after said date. Notice of prepayment of Notes shall be given by Owner or, at Owner's request, by the Trustee in the name and at the expense of Owner.

                 (d) Any Note prepaid only in part shall, at the time of transfer thereof, if any, be marked by the Trustee in accordance with Section 209.

                                  ARTICLE SIX
                                    Remedies

                 SECTION 601 Cross-Default of Notes with Other Loan Documents; Remedies Cumulative. (a) Upon the occurrence of an Event of Default, the Trustees may declare an Acceleration and pursue all remedies available to it in law or in equity hereunder or under the Deed of Trust, the Mortgage or any other Loan Document.

                 (b) No remedy herein shall be exclusive of any other remedy or remedies, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or under any other Loan Document or now or hereafter existing at law or in equity; and every power and remedy of the Trustees hereunder or under any other Loan Document may be exercised from time to time and as often as may be deemed expedient by the Trustees. The Trustees may enforce the provisions of the Notes without enforcing or realizing upon all or any part of the security granted hereunder or under the Deed of Trust or the Mortgage. No delay or omission of the Trustees to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

                 SECTION 602 Rescission of Acceleration. At any time after a declaration of Acceleration and before a judgment or decree for payment of the money due has been obtained by the Trustees, a Preponderance of the Holders, by written notice to Owner and the Trustee, may rescind and annul such declaration and its consequences if (1) Owner has paid or deposited with the Trustee a sum sufficient to pay: (A) the principal of any Notes which have become due (otherwise than by such declaration of Acceleration) and accrued interest thereon and (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) all Events of Default, other than the non-payment of the principal of Notes (and accrued interest thereon) which have become due solely by such declaration of Acceleration, have been cured or waived as provided herein. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                 SECTION 603 The Trustees May Enforce Claims Without Possession of Notes. All rights of action and claims under the Notes, this Indenture, the Deed of Trust, the Mortgage or any other Loan Document may be prosecuted and enforced by the Trustees without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustees shall be brought in the name of either or both of the Trustees as trustees of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustees, its agents and counsel, be for the ratable benefit of the Registered Holders of the Notes in respect of which such judgment has been recovered.

                 SECTION 604 Limitation on Suits. A Registered Holder may institute a proceeding, judicial or otherwise, with respect to this Indenture, the Deed of Trust, the Mortgage or any other Loan Document or property included in the Trust Estate, or for the appointment of a receiver or trustee, or for any other remedy hereunder, only if (1) such Registered Holder has previously given written notice to the Trustee of a continuing Event of Default; (2) the Registered Holders of not less than 25% of the Outstanding Principal Amount of the Notes shall have made written request to the Trustees to institute proceedings in respect of such Event of Default in the name of either or both Trustees as trustee hereunder (provided that if the proceeding in question is Acceleration, then the written request shall be required to be made by a Majority of the Holders); (3) such Registered

Holder or Registered Holders have offered to the Trustees reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; (4) the Trustees for thirty days after its receipt of such notice, request and offer of indemnity have failed to institute any such proceeding (or has earlier notified such Registered Holder of the Trustees' unwillingness to do so); and (5) no direction inconsistent with such written request has been given to the Trustees during such thirty-day period by a Majority of the Holders; provided that no one or more Registered Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Registered Holders, or to obtain or to seek to obtain priority or preference over any other Registered Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Registered Holders.

                                 ARTICLE SEVEN
                               Security Agreement

                 SECTION 701 Security Agreement. (a) This Indenture shall be effective as a security agreement and financing statement by and between Owner, as debtor, and the Trustees, as secured parties, filed as a security agreement and financing statement pursuant to the Uniform Commercial Code in the State of New York with respect to all of the Security described in Section 701(b).

                 (b) Owner hereby grants the Trustees a security interest in any and all property which may come into the possession of the Trustees pursuant to this Indenture or any other Loan Document, including, without limitation, any condemnation awards, title insurance proceeds and moneys payable pursuant to Articles Four and Five, and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness now or hereafter secured by this Indenture or the other Loan Documents. Owner agrees to execute and deliver financing and continuation statements covering such portions of the Trust Estate from time to time as may be necessary or desirable to perfect or continue a security interest with respect to such property, either through the proper registration of securities and/or the filing of financing statements. The Trustees, at owner's request and expense, shall cooperate with Owner to the extent necessary for Owner to comply with its obligation hereunder to perfect or continue and confirm the perfection and continuance of such security interests, including the provision of written information requested by Owner.

                 (c) The information contained in this Section is provided in order that this Indenture shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of New York, for instruments to be filed as financing statements. Owner's identity, mailing address and principal place of business is set forth on page one. A statement indicating the types, or describing the items, of collateral is set forth in Section 701 above. The maturity date of each Note is the applicable Stated Maturity as defined in Article One hereof and in the Notes.

                                 ARTICLE EIGHT
                                  The Trustees

                 SECTION 801 Rights and Obligations of the Trustee. (a) The Trustee accepts the trusts hereby created and agrees to perform the duties herein required upon the express terms and conditions hereof. The Trustee shall have the full and complete right, power and authority, at all times, without the need to obtain the consent of the Registered Holders of the Notes, except as otherwise provided herein, to do all things consistent with the express provisions of this Indenture and all other Loan Documents, which it may deem advisable, in order to enforce the provisions of this Indenture or any other Loan Document or to take any action with respect to an Event of Default, or to institute, appear in or defend any suit or other proceeding with respect thereto, or to protect the interests of the Registered Holders of the Outstanding Notes. The Trustee shall not be answerable or accountable under any circumstances, except for bad faith, willful misconduct or negligence, and, subject to the provisions of this Section, Owner agrees to indemnify and save harmless the Trustees against and from any liability and damages which they may incur or sustain, in good faith and without negligence, in the exercise and performance of any of their powers and duties hereunder. Except as otherwise expressly set forth in Section 801(f), the Trustee shall be under no obligation to take any action to protect, preserve or enforce any rights or interests in the Trust Estate which, in its opinion, shall be likely to involve expense or liability, unless one or more of the Registered Holders shall furnish to the Trustee reasonable indemnity against liability and expense, provided that any such indemnity shall in no way affect or impair Owner's obligation to indemnify (or otherwise reimburse or hold harmless) the Trustees pursuant to the previous sentence (or any other provision of this Indenture or any other instrument contained in the Trust Estate). The Trustee, in its individual or any other capacity, may become the payee, Registered Holder or pledgee of Notes, with the same rights which it would have if it were not the Trustee hereunder, subject to its fiduciary duties hereunder.

         (b) The Trustees shall receive reimbursement from Owner for all proper disbursements and compensation on the terms previously agreed for all services rendered by them hereunder prior to an Event of Default. The Trustees shall be entitled to reasonable compensation for their services and reimbursement for all reasonable disbursements, including legal fees and expenses, if any, incurred by them upon or after an Event of Default, or in instituting, appearing in or defending any suit or proceeding with respect thereto. For such compensation and disbursements and the indemnity referred to in Section 801(a), the Trustee shall be secured hereunder prior to the Notes. Notwithstanding anything that may be construed herein to the contrary, each of the Trustees hereby relinquishes and waives any right that may be available to such Trustee on account of any monies owed to such Trustee in its individual capacity by owner hereunder to commence an involuntary case to reorganize or liquidate Owner pursuant to the federal Bankruptcy Code or any similar federal or state law, or to seek the appointment of a receiver, trustee or liquidator (or other similar official) of Owner or its assets.

         (c) The Trustee shall not be held responsible for the legality or validity hereof or of the Notes. In executing this Indenture, the Trustee makes no covenant or representation as to the rights of the Registered Holders of the Notes, or the title of Owner to, or the condition of, the Trust Estate or the sufficiency of the security for the Notes afforded thereby.

         (d)      Except as set forth in the fourth sentence of Section
203 and Section 212, the Trustee shall not be concerned with, accountable to or liable to any Person for the use or application of any deposited moneys that are released or withdrawn in accordance with the provisions hereof or any other Loan Document.

         (e) In accepting the Trust Estate, the Trustee acts solely as trustee hereunder and not in its individual capacity, and all Persons, other than Owner and the Registered Holders of the Notes, having any claim against the Trustee hereunder (other than for the Trustee's own bad faith, willful misconduct or negligence) shall look only to the Trustee's rights in and to the Trust Estate for payment or satisfaction thereof.

         (f) Except as herein stated, the Trustee shall not be required to inquire as to the performance or observance of any of the covenants or agreements herein or in any other instruments to be performed or observed by Owner (including, without limitation, the necessity or desirability under any applicable state law to re-record, re-register or re-file the Deed of Trust, the Mortgage or any other Loan Document, except for monitoring the timely filing of Uniform Commercial Code continuation statements by Owner). The Trustee shall not be deemed to have notice or knowledge of any default or Event of Default (except default in the payment of moneys to the Trustee which are required to be paid to the Trustee on or before a specified date or within a specified time after receipt by the Trustee of a notice or certificate which was in fact received and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Trustee by a provision hereof), unless the Trustee shall have actual knowledge that a default or an Event of Default has occurred or unless the Trustee shall receive from Owner or a Registered Holder written notice stating that a default or an Event of Default has occurred and specifying the same, and in the absence of such notice, the Trustee may assume, and shall be protected in assuming, that there is no such default or Event of Default, except as aforesaid. The Trustee shall be deemed to have "actual knowledge, within the terms of this Indenture at such time as a Responsible Officer has such actual knowledge. Within a reasonably prompt time after obtaining such actual knowledge or notice (including, without limitation, with respect to any of the matters set forth in the parenthetical clause above in this Section 801(f)), the Trustee shall send written notice to each Registered Holder of an Outstanding Note specifying such default or Event of Default, and requesting instructions from such Registered Holders with respect thereto.



         (g) The Trustee, in its individual capacity, represents and warrants that it is duly authorized under the law of the State in which its principal corporate trust office is located, its articles of incorporation and its bylaws to authenticate the Notes, and to execute and deliver this Indenture; that any and all action, necessary or required therefor has been duly and effectively taken or obtained; and that this Indenture is a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.



         (h) There shall at all times be a Trustee hereunder, which shall always be a bank or trust company, organized under the laws of the United States or any of the States thereof, and, as of the date of appointment of such

Trustee (i) shall have a combined capital, surplus and undivided profits (as shown by its most recent financial statement distributed to its shareholders) aggregating at least $250,000,000, or such lesser amount as may be agreed upon by a Preponderance of the Holders, (ii) shall have a long-term unsecured debt rating from Standard & Poor's Corporation and Moody's Investors Service, Inc. of "investment grade" or better and (iii) prior to an Event of Default, shall not be qualified to do business in the State of Hawaii.


         (i) Notwithstanding anything herein to the contrary, the Trustee shall have the right at any time to request direction from the Registered Holders with respect to any action, consent or approval, or the giving or withholding of any of the foregoing, or the exercise of any discretion, with respect to any action, consent, approval or discretion that may be given, taken or exercised under any provision of this Indenture or any other Loan Document.


         (j) Promptly upon the Trustee's sending or receipt of any notice, certificate, demand, financial statement, amortization schedule and any other material written communication pursuant to or in connection with this Indenture and the Trust Estate, or any portion thereof, or the execution of any supplement pursuant to Article Nine, the Trustee, at the expense of Owner, shall send a copy of the same to each Registered Holder of an Outstanding Note, unless it reasonably believes such Registered Holder is already in receipt of such item.



         (k) All moneys received by the Trustee pursuant to this Indenture, the Deed of Trust or the Mortgage, including any investments thereof, (i) shall be held in the name of the Trustee in trust for the purposes for which they were paid, (ii) shall be segregated from any other moneys held by the Trustee, (iii) may be deposited by the Trustee under such general conditions as may be prescribed by law in the corporate trust department of the Trustee and (iv) to the extent applicable, while held as security hereunder, shall remain exclusively in the possession of the Trustee, either itself or through its agents, custodians or nominees, to the extent permitted under Section 807(d), and the Trustee shall not be liable for any interest thereon, except as provided in Section 203 or Section 212.


         (l) Prior to an Event of Default, the Trustee shall not appoint an Individual Trustee, separate trustee or co-trustee that shall be either a resident of Hawaii, if an individual, or qualified to do business in the State of Hawaii.

         SECTION 802 Resignation and Removal of the Trustee. The Trustee may resign and be discharged of the trusts created hereby by giving written notice by mail, first class postage prepaid, to each Registered Holder at its address appearing on the Register and by giving notice to Owner, of such resignations, specifying the date (which shall be not less than sixty days after the date of mailing such notice) when such resignation shall take effect. Such resignation shall take effect on the date so specified subject to the immediately following sentence. In no event shall the Trustee's resignation or removal be effective unless and until a successor trustee shall have been appointed and shall have accepted such appointment as provided in
Section 803. The Trustee may be removed with or without cause at any time by a written instrument signed by a Majority of the Holders.



         SECTION 803 Successor Trustee. (a) If, at any time, the Trustee shall have given notice of its intention to resign, shall resign or be removed or if the Trustee shall be taken under the control of any public officer or a receiver appointed by a court, then (except as hereinafter provided) a successor may be appointed by a Majority of the Holders in either case by an instrument signed by such Registered Holders; provided that if the Registered Holders of the Outstanding Notes shall not have appointed such successor prior to the effective date of such resignation, removal or taking under control, then the retiring Trustee or the Registered Holder of any Outstanding Note may apply to a court of competent jurisdiction to appoint a successor to act until a successor trustee shall be appointed by a Majority of the Holders as above provided. After any such appointment by such court, the retiring Trustee or such Registered Holder of the Notes, as the case may be, shall mail written notice thereof to the Registered Holders of the Notes at their respective addresses appearing on the Register and to Owner; but any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by a Majority of the Holders as above provided.


         (b) Any successor Trustee shall execute and deliver to its predecessor and Owner an instrument accepting such appointment, and thereupon such successor, without any further act shall become vested with all the properties, rights, duties and trusts of its predecessor hereunder with like effect as if originally named as trustee herein; Provided, however, on the written request of Owner or the successor Trustee, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts expressed in this Indenture, such properties, rights and trusts. Such predecessor shall assign, transfer, deliver and pay over to such successor, any property and moneys subject to the lien hereof and held by such predecessor. Should any deed or conveyance from Owner be required by such successor for vesting in and confirming to such successor such properties, rights and trusts, then on request all such deeds, conveyances and instruments shall be executed, acknowledged and delivered by owner.


         (c) Any successor to the Trustee, however appointed, shall meet the eligibility requirements of Section 801(h).


         SECTION 804  Liability of the Trustee for other Trustees.   No
trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.


         SECTION 805 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided such corporation shall be otherwise qualified and eligible under Section 801(h)), without the execution or filing of any paper or any further act on the part of any of the parties hereto.


         SECTION 806 The Individual Trustee. (a) The Individual Trustee shall be subject to the following terms and conditions: subject to the provisions of Section 807, all rights, duties, powers and obligations conferred or imposed on the Trustees under this Indenture or any other Loan Document shall be conferred and imposed solely on, and exercised and performed solely by, the Trustee, except to the extent that under the law of a particular jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform or prohibited from performing such act, in which event such rights, duties, powers and obligations shall be exercised and performed by the Individual Trustee.


         (b) No power granted by this Indenture or any other Loan Document to the Individual Trustee or the Trustees, or which this Indenture provides may be exercised by the Individual Trustee or the Trustees, shall be exercised by the Individual Trustee except (i) in consultation with the Trustee (which consultation shall in all events take place outside the State of Hawaii) and (ii) with the prior consent of the Trustee. The Trustee shall at all times be responsible to the Holders for any acts or omissions by the Individual Trustee in violation of its duties under this Indenture, the Deed of Trust or the Mortgage, provided that the Individual Trustee was in the
employ of the Trustee at the time of such violation.   In no event shall  the
Individual Trustee take possession of, or exercise any control over any moneys or securities deposited with the Trustee hereunder.



        (c)        The Individual  Trustee may resign and  be discharged
of the trusts created hereby by giving written notice by mail, first class postage prepaid, to Owner and the Trustee, specifying the date (which shall be not less than thirty days after the date of mailing such notice) when such
resignation shall take  effect.   Such resignation  shall take  effect on  the
date so specified unless previously a successor Individual Trustee shall have been appointed by the Trustee or a Majority of the Holders, in which event such resignation shall take effect immediately upon the appointment of
such successor.   The Individual Trustee is required  to be an officer of the
Trustee.  Prior to an Event of Default,  the Individual Trustee  may not be  a
resident of Hawaii.   If the  Individual Trustee shall  cease to be  an officer
of  the Trustee, the Trustee  shall appoint  a successor Individual  Trustee,
notwithstanding the  first sentence  of this clause  (c).   The Individual
Trustee may be removed with or without cause at any time by the Trustee (upon written notice to Owner and the Registered Holders) or by means of a written instrument signed by a Majority of the Holders.


        SECTION 807 Separate and  Co-Trustees. (a) If at any time the
Trustee shall deem it necessary or prudent so to do, the Trustee, at the expense of Owner, may appoint one or more Persons to act as separate trustees or co-trustees, jointly with the Trustee (except as set forth in subsection
(b)(1) of this Section), of any of the property subject to the lien or security interest hereof or of the Mortgage; and such Person shall have such powers and duties consistent with this Indenture and the Mortgage as shall be specified herein. The Trustee shall give notice of such appointment to the
Registered  Holders of the Notes and Owner.   If the Trustee shall  request
Owner to do so, Owner shall join with the Trustee in the execution of such instrument, but the Trustee shall have the power to make such appointment without making such request.

        (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be subject to the following terms and conditions:

                 (1) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, as shall be provided in the instrument appointing him, except to the extent that under any law of any jurisdiction in which any particular act to be performed any non-resident trustee shall be incompetent or unqualified to perform or prohibited from performing such act (and the Trustee or Individual Trustee is a non-resident in such jurisdiction), in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee, but only to the minimum extent required by such law and the Trustee, to the fullest extent permitted under such law, shall direct such separate or co-trustee in the exercise and performance of such rights, powers, duties and obligations;


                 (2) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the custody of all cash deposited hereunder, shall be exercised solely by the Trustee and Affiliates of the Trustee, provided that Trustee remains ultimately liable as provided herein for any such exercise by Affiliates of Trustee; and


                 (3) The Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and upon the request of the Trustee, Owner shall join with the Trustee in the execution of all instruments necessary to make effective such resignation, but the Trustee shall have the power to accept such resignation or make such removal without making such request of Owner. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner provided in this Section.



                 (c) As a condition to the taking, suffering or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel, or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.


                (d) The Trustees may execute any of the trusts or powers hereunder or perform any duties hereunder, other than as provided by Section 807(b)(2), either directly or by or through agents, attorneys, custodians or nominees appointed with due care by it hereunder. The Trustees shall receive no additional compensation or reimbursement for those of its duties hereunder that are performed by or through agents, attorneys, custodians or nominees, except as provided herein.


                                  ARTICLE NINE
                                  Supplements



                 SECTION 901 Supplements Without Consent. Without the consent of, but with twenty days' prior notice to, the Registered Holders of the Notes, Owner and the Trustee may enter into supplemental indentures hereto or modifications, amendments or supplements to any of the Deed of Trust, the Mortgage or any other Loan Document or any other instrument included in the Trust Estate, in each case for any one or more of the following purposes:


                          (a) to correct any immaterial inaccuracies or add property or rights to the description of any property subject to the liens of the Deed of Trust, the Mortgage or any other instrument included in the Trust Estate, provided such correction or addition does not result in a release of any portion of the Trust Estate, except as otherwise required or permitted hereunder or under such other instrument;


                          (b) to Grant to either or both of the Trustees any additional property;


                          (c) to cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision contained herein or in any other Loan Document, provided such supplement does not adversely affect the interests of the Registered Holders of the Notes under this Indenture or with respect to the Trust Estate (as to which the Trustee shall be permitted to rely on Opinions of Counsel); and


                          (d) to subject to the lien of a new deed of trust or a new mortgage a Substituted Property or to release from the lien of this Indenture and the other Loan Documents a Withdrawn Property, or to make any modification, amendment or supplement of this Indenture or any other Loan Document expressly provided for herein or therein and required in connection with a transfer permitted by Owner of its interest in the Trust Estate, subject only to the express terms and conditions herein provided.

               Prior to entering into such supplemental indenture, the Trustee may require delivery by Owner of an officer's certificate and an opinion of counsel confirming Trustee's authority to enter into such supplemental indenture.

               SECTION 902 Supplements With Consent. With the written consent of a Preponderance of the Holders, Owner and the Trustee may enter into supplemental indentures hereto or modifications, amendments or supplements to (or waivers with respect to) the Deed of Trust, the Mortgage or any other Loan Document or any other instrument included in the Trust Estate, in each case changing in any manner or eliminating any of the provisions of such instrument, as amended and supplemented; provided that without the consent of the Registered Holder of each Note no such supplement shall:


                 (a) change the principal amount of, interest rate payable on, prepayment provisions or Make-Whole Payment of any of the Notes or impair or effect the right of each Registered Holder to receive payments or prepayments of the principal of, and interest on, its Notes, as therein and herein provided, including, without limitation, the date upon which such payments or prepayments are due and payable pursuant to the terms and conditions of the Notes and this Indenture;


                 (b) change the percentage of Outstanding Principal Amount of Notes required by any express term of this Indenture or such other Loan Document; or


                 (c) except as specifically permitted hereby, modify or release any security granted hereunder, under the Deed of Trust or under the Mortgage.


Upon the filing with the Trustee of consents of the Registered Holders of the Outstanding Principal Amount of the Notes, the Trustee shall join with Owner in the execution of such supplement unless such supplement affects the Trustee's rights, duties or immunities hereunder, in which case the Trustee may, but shall not be obligated to, enter into such supplement. Prior to such execution by the Trustee, the Trustee may require delivery by Owner of an officer's certificate and an opinion of counsel confirming Trustee's authority to execute such supplement.

               IN WITNESS WHEREOF, Owner and the Trustees have caused this Indenture to be duly executed and delivered as of the day and year first above written.


                                                KMART CORPORATION
                                                    a Michigan corporation,
                                                    as Owner


                                                By:   /s/
                                                    -----------------------
                                                    M.L. Skiles,
                                                    Senior Vice President


                                                          [SEAL]

                                                Attest:    /s/
                                                        ------------------
                                                        Name:
                                                        Title:


                                                  XXXXXXXXXX, a
                                                   New York banking corporation,
                                                   not in its individual
                                                   capacity, but solely as
                                                   Trustee


                                                By:    -------------------
                                                       XXXXXXXXXX,
                                                       Assistant Secretary



                                                --------------------------
                                                  XXXXXXXXXX,
                                                as Individual Trustee

STATE OF               )
                               ss: Allstate Acknowledgment
COUNTY OF              )


        Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments there personally appeared M.L. Skiles and C.S. Lotzar, Jr., each of whom is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn each did acknowledge before me, depose and say to me that he is, respectively, Senior Vice President and Secretary of Kmart Corporation, a Michigan corporation, named as one of the parties to the aforementioned legal instrument; that he knows the seal of such corporation; that the seal imprinted on the legal instrument to which this acknowledgment is attached is an imprint of the true corporate seal of said corporation; that after being duly informed of the contents and import of such legal instrument he had signed and caused the seal of such corporation to be imprinted on such legal instrument as the officer of such corporation indicated above; that he had signed and sealed the same in the name of and on behalf of such corporation and of said limited partnership by the authority, order and resolution of its Board of Directors and by the authority of the partners in the limited partnership; that he had signed his name thereto on behalf of said corporation and partnership by like order; that the execution of said legal instrument was the free and voluntary act and deed of said corporation on behalf of the partnership for the consideration, purposes, and uses set forth in such legal instrument; that he had delivered such legal instrument to the other parties thereto as such; and that on behalf of said corporation and partnership he had received a true copy of such legal instrument without charge.

         IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 26th day of May, 1993.


My commission expires:

                                       /s/
                                     --------------------------
                                     Notary Public



                                     Print Name:
                                                 ----------------


                                     CAROLE SUE RUDOLPH
                                     Notary Public, Oakland County, Michigan
                                     My Commission Expires January 27, 1997
250\43708

         IN WITNESS WHEREOF, Owner and the Trustees have caused this Indenture to be duly executed and delivered as of the day and year first above written.



                                          KMART CORPORATION
                                             a Michigan corporation,
                                             as Owner


                                          By:
                                              -------------------------
                                              M.L. Skiles,
                                              Senior Vice President


                                                   [SEAL]


                                          Attest:
                                                   --------------------
                                                   Name:
                                                   Title:



                                            XXXXXXXXXX, a
                                          New York banking corporation,
                                          not in its individual
                                          capacity, but solely
                                          as Trustee


                                          By: XXXXXXXXXX
                                              -------------------------
                                              XXXXXXXXXX,
                                              Assistant Secretary

                                             XXXXXXXXXX
                                           ----------------------------
                                             XXXXXXXXXX,
                                           as Individual Trustee


250\43708

STATE OF NEW YORK )
                                   ss.: Allstate Acknowledgment
COUNTY OF NEW YORK)





         Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take
acknowledgments, there personally appeared   XXXXXXXXXX, who is personally
known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge before me, depose and say to me that after being duly informed of the contents and import of such legal instrument he had signed such legal instrument as his free and voluntary act and deed for the consideration, purposes, and uses set forth in such legal instrument; that he had delivered such legal instrument to the other parties thereto as such; and that he had received a true copy of such legal instrument without charge.

         IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 27th day of May, 1993.



My commission expires

                               KAREN J. MORENA
                        Notary Public, State of New York
                                No. 41-4991083
                           Qualified in Queens County
                          Commission Expires Jan. 21, 1994

                                                        KAREN J. MORENA
                                                        ---------------------
                                                        Notary Public

                                           Print Name:  KAREN J. MORENA
                                                       ----------------------

STATE OF NEW YORK           )
                            :      ss.: Allstate Acknowledgment
COUNTY OF NEW YORK          )




         Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments, there personally appeared XXXXXXXXXX, who is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge before me, depose and say to me that she is an assistant secretary of XXXXXXXXXX, a New York banking corporation, named as one of the parties to the aforementioned legal instrument; that after being duly informed of the contents and import of such legal instrument she had signed such legal instrument as the officer of such corporation indicated above; that she had signed the same in the name of and on behalf of such corporation by the authority, order and resolution of its Board of Directors; that she had signed his name thereto on behalf of said corporation by like order; that the execution of said legal instrument was the free and voluntary act and deed of said corporation for the consideration, purposes, and uses set forth in such legal instrument; that she had delivered such legal instrument to the other parties thereto as such; and that on behalf of said corporation she had received a true copy of such legal instrument without charge.



         IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28th day of May, 1993.



My commission expires:                     DOMINICK DIGIORGIO
                                           -----------------------------
                                           Notary Public



                                          Print Name: DOMINICK DIGIORGIO
                                                      -------------------




                               DOMINICK DIGIORGIO
                        Notary Public, State of New York
                           Qualified in Kings Country
                        Bronx County Clerk's No. 4979752
                      Certificate Filed in New York County
                       Commission Expires April 08, 1995

                      [Schedules Intentionally Omitted]